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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 28, 2000
                        (Date of earliest event reported)


                              INCYTE GENOMICS, INC.
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                         0-27488                        94-3136539
  (State or other jurisdiction             (Commission                    (IRS Employer
       of incorporation)                   File Number)                Identification No.)
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                 3160 PORTER DRIVE, PALO ALTO, CALIFORNIA 94304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 855-0555


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Item 2. Acquisition or Disposition of Assets.

        On December 28, 2000, Proteome, Inc. ("Proteome"), a Delaware corporation, was merged with and into Donner Acquisition Corporation ("Merger Subsidiary"), a Delaware corporation and wholly owned subsidiary of Incyte Genomics, Inc. ("Incyte"), pursuant to the Agreement and Plan of Merger, dated as of December 20, 2000, among Incyte, Merger Subsidiary and Proteome (the "Merger Agreement"). The merger of Proteome with and into Merger Subsidiary (the "Merger") became effective at the time of filing of a certificate of merger with the Delaware Secretary of State on December 28, 2000 (the "Effective Time"). As of the Effective Time, (i) Proteome ceased to exist; (ii) Merger Subsidiary remained a wholly owned subsidiary of Incyte and changed its name to Proteome, Inc.; (iii) each share of Proteome preferred stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.07569 of a share of common stock, $.001 par value, of Incyte ("Incyte Common Stock") and $2.28398 in cash; and (iv) each share of Proteome common stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.05752 share of Incyte Common Stock and $1.73561 in cash. The cash portion of the purchase price was provided from Incyte's existing cash balances.

        In addition, at the Effective Time, each option to purchase Proteome common stock outstanding immediately prior to the Effective Time and held by an employee, director or consultant of Proteome was converted into an option to purchase Incyte Common Stock and Incyte assumed each such outstanding Proteome stock option in accordance with the terms of Proteome's 1998 Employee, Director and Consultant Stock Option Plan, as amended (the "Option Plan") and the stock option agreement by which it is evidenced. By virtue of the assumption by Incyte of such Proteome stock options, from and after the Effective Time: (i) each Proteome stock option assumed by Incyte may be exercised solely for Incyte Common Stock; (ii) the number of shares of Incyte Common Stock subject to each such Proteome stock option is equal to the number of shares of Proteome Shares subject to such Proteome stock option immediately prior to the Effective Time multiplied by 0.1222 (the option exchange ratio in the Merger), rounded down to the nearest whole number of shares of Incyte Common Stock; and (iii) the per share exercise price for each such Proteome stock option is equal to the quotient obtained by dividing the exercise price per share of such stock option immediately prior to the Effective Time by 0.1222, rounded up to the nearest whole cent. Pursuant to the Merger Agreement, on the Closing Date, Incyte placed an amount in cash equal to $7,700,000 in escrow as security for any losses Incyte incurs or reasonably anticipates incurring by reason of breaches by Proteome of covenants, representations or warranties contained in the Merger Agreement.

        The former stockholders of Proteome are receiving approximately 1.2 million shares of Incyte Common Stock in the Merger and approximately $37.7 million in cash. In addition, approximately 0.2 million shares of Incyte Common Stock may be issued in connection with the exercise of Proteome stock options assumed by Incyte pursuant to the Merger.

        The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.



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        Incyte has entered into a registration rights agreement, dated as of
December 28, 2000, with the former stockholders of Proteome listed therein (the "Registration Rights Agreement") pursuant to which Incyte has agreed to use its reasonable efforts to file, and cause to become effective as soon as practicable, a registration statement with the Securities and Exchange Commission covering the resale of the shares of Incyte Common Stock issued to each former stockholder of Proteome pursuant to the Merger.

        Proteome has developed an integrated biological knowledge system to provide researchers with information related to gene and protein function.

        The foregoing description of the Merger Agreement is qualified in its entirety to the full text of such Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a)     Financial Statements of Business Acquired.

                It is impractical to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than March 13, 2001.

        (b)     Unaudited Pro Forma Financial Information.

                It is impractical to provide the required pro forma financial statements at the time of the filing of this Current Report on Form 8-K. Required pro forma financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than March 13, 2001.

        (c)     Exhibits.

        2.1 Agreement and Plan of Merger, dated as of December 20, 2000, by and among Incyte Genomics, Inc., Donner Acquisition Corporation and Proteome, Inc.

        99.1 Registration Rights Agreement, dated as of December 28, 2000, by and among Incyte Genomics, Inc. and the former stockholders of Proteome, Inc. listed therein.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: January 10, 2001.

                                            INCYTE GENOMICS, INC.



                                            By        /s/ John M. Vuko
                                               ---------------------------------
                                                        John M. Vuko
                                                 Executive Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


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
  Exhibit
   Number                               Description
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
     2.1 Agreement and Plan of Merger, dated as of December 20, 2000, by and among Incyte Genomics, Inc., Donner Acquisition Corporation and Proteome, Inc.

                  The following schedules and exhibits to the Agreement and Plan of Merger have been omitted. Incyte will furnish copies of the omitted schedules and exhibits to the Commission upon request.

                  Exhibit A - Form of Lock-Up Agreement
                  Exhibit B - Form of Stockholder Agreement
                  Exhibit C - Form of Investment Representations
                  Exhibit E - Form of Non Competition and Non Solicitation
                              Agreement
                  Exhibit F - Form of Opinion of Pillsbury Madison & Sutro LLP Exhibit G - Form of Opinion if Mintz, Levin, Cohn, Ferris,
                              Glovsky and Popeo, P.C.
                  Exhibit H - Form of Escrow Agreement

                  Schedule 2.1  - Merger Consideration Spreadsheet
                  Schedule 3.3  - Directors and Officers of Surviving
                                  Corporation
                  Schedule 7.11 - Schedule of Stockholders to be Parties to
                                  Stockholder Agreements

    99.1 Registration Rights Agreement, dated as of December 28, 2000, by and among Incyte Genomics, Inc. and the former stockholders of Proteome, Inc. listed therein.

                  The following schedule to the Registration Rights Agreement has been omitted. Incyte will furnish copies of the omitted schedule to the Commission upon request.

                  Schedule A - List of Stockholders of Proteome, Inc.
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